SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2002

FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-20312	41-1293754

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4050 Calle Real, Santa Barbara, California	93110

(Address of principal executive offices)	(Zip Code)

(805) 696-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Page 1 of 5 Pages

ITEM 2. Acquisition or Disposition of Assets.
ITEM 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2

ITEM 2.      Acquisition or Disposition of Assets.

     On July 9, 2002, Fidelity National Information Solutions, Inc., a Delaware corporation (“FNIS”), completed its previously announced offer to exchange 0.696 shares of its common stock, par value $0.001 per share, for each outstanding share of common stock (other than treasury stock) of Micro General Corporation, a Delaware corporation (“MGEN”), par value $0.05 per share, that was validly tendered and not withdrawn in the exchange offer. The offer expired at 5:00 p.m., New York City time, on July 9, 2002. In the offer, FNIS accepted a total of 18,113,083 shares tendered, which constituted approximately 98% of the outstanding shares (other than treasury stock) of MGEN.

     Also on July 9, 2002, FNIS acquired the remaining outstanding stock of MGEN through a short-form merger of a wholly-owned subsidiary of FNIS with and into MGEN, with MGEN emerging as the surviving entity and wholly-owned subsidiary of FNIS. In the merger, each remaining share of MGEN was cancelled and (other than with respect to shares owned by FNIS, held in MGEN’s treasury or owned by MGEN stockholders who dissent from the merger and seek appraisal rights under Delaware law) was converted into the right to receive shares of FNIS common stock at the exchange ratio of 0.696 of one share of FNIS common stock for each full share of MGEN common stock.

     FNIS estimates that approximately 12.9 million shares of FNIS common stock will be issued in connection with the offer and the merger (assuming no former MGEN stockholders exercise appraisal rights). The closing sale price of the FNIS common stock on July 9, 2002, the date of completion of the offer and the effective time of the merger, as reported by the Nasdaq National Market, was $21.02. Following the merger, MGEN became a wholly-owned subsidiary of FNIS and the former public stockholders of MGEN became (or have the right to become) stockholders of FNIS. Additionally, MGEN common stock is no longer traded publicly on any exchange.

ITEM 7.      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Consolidated Financial Statements of Micro General Corporation as of and for the year ended December 31, 2001, is incorporated by reference to FNIS’s Form S-4, as filed on May 30, 2002 and as amended on June 20, 2002 and June 28, 2002.

The Unaudited Consolidated Condensed Financial Statements of Micro General Corporation as of and for the fiscal quarter ended March 31, 2002, is incorporated by reference to FNIS’s Form S-4, as filed on May 30, 2002 and as amended on June 20, 2002 and June 28, 2002.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information of Fidelity National Information Solutions, Inc. as of and for the three months ended March 31, 2002 and for the fiscal year ended December 31, 2001 is incorporated by reference to FNIS’s Form S-4, as filed on May 30, 2002 and as amended on June 20, 2002 and June 28, 2002.

(c)	Exhibits.

23.1 Consent of KPMG LLP, independent auditors of FNIS.

23.2 Consent of KPMG LLP, independent auditors of MGEN.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

Dated: July 23, 2002	/s/ Neil A. Johnson Neil A. Johnson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent auditors of FNIS.

23.2	Consent of KPMG LLP, independent auditors of MGEN.